UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 29, 2024
Date of report (Date of earliest event reported)
SPS COMMERCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02. Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

On February 29, 2024, SPS Commerce, Inc. (the “Company”) announced that Archie Black, the Executive Chair of the Board of Directors of the Company, will not stand for re-election as a director of the Company at the Company’s 2024 annual meeting of stockholders to be held on May 16, 2024. As a result, on such date, Mr. Black’s term as a director will end, and he will retire from the position of Executive Chair of the Board and as an employee of the Company.

As previously disclosed, upon the appointment of Chad Collins as Chief Executive Officer of the Company effective October 2, 2023, Mr. Black remained a director of the Company and transitioned from Chief Executive Officer to Executive Chair of the Board. Upon Mr. Black’s retirement as Executive Chair of the Board on May 16, 2024, he will receive the benefits under the retirement provisions of his Amended and Restated Executive Severance and Change in Control Agreement, dated as of February 13, 2020, as amended by the Amendment to Amended and Restated Executive Severance and Change in Control Agreement, dated as of March 1, 2023, as described in the Form 8-K filed on March 2, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1
Amendment to Amended and Restated Executive Severance and Change in Control Agreement, dated as of March 1, 2023, by and between Archie C. Black and SPS Commerce, Inc. (incorporated herein by reference from Exhibit 10.1 to the Current Report on Form 8-K filed on March 2, 2023)

10.2
Amended and Restated Executive Severance and Change in Control Agreement, dated as of February 13, 2020, between SPS Commerce, Inc. and Archie C. Black (incorporated herein by reference from Exhibit 10.1 to the Current Report on Form 8-K filed on February 18, 2020)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: February 29, 2024	By:	/s/ KIMBERLY NELSON
Kimberly Nelson
Executive Vice President and Chief Financial Officer